AMERICAN BALANCED FUND

1995

ANNUAL REPORT
for the year ended December 31, 1995

[The American Funds Group(r)]

YOUR FUND'S OBJECTIVE

American Balanced Fund(r) seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. It is managed as though it constitutes the complete investment program of the prudent investor.

On Our Cover: A drama of color and form plays out in the mountains near Aspen,Colorado.


RESULTS OVER THE PAST 20 YEARS

1995

TOTAL RETURN YEAR BY YEAR*

              Value of         Income          Total
              Principal        Return          Return
1976          +20.0%           +6.0%           +26.0%
1977          -4.5             +5.2            +0.7
1978          +0.6             +5.6            +6.2
1979          +1.6             +6.0            +7.6
1980          +7.1             +7.3            +14.4
1981          -3.5             +7.9            +4.4
1982          +20.8            +8.6            +29.4
1983          +8.4             +7.7            +16.1
1984          +2.2             +7.2            +9.4
1985          +22.3            +6.8            +29.1
1986          +10.9            +6.0            +16.9
1987          -2.4             +6.4            +4.0
1988          +6.6             +6.3            +12.9
1989          +15.0            +6.5            +21.5
1990          -7.3             +5.7            -1.6
1991          +18.6            +6.1            +24.7
1992          +4.4             +5.1            +9.5
1993          +6.3             +5.0            +11.3
1994          -4.2             +4.5            +0.3
1995          +22.4            +4.7            +27.1

AVERAGE ANNUAL COMPOUND RETURN:  13.1%

*All of the full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

Total return measures both value of principal (the changes in the fund's net asset value) and income return (from dividends), assuming reinvestment of all dividends and capital gain distributions.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 3.49%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

The year just ended was an exceptional one for American Balanced Fund. On the strength of higher earnings, low inflation and declining interest rates, both stocks and bonds generated substantially above-average returns.

The value of your investment in American Balanced Fund increased 27.1% during 1995 - the 19th year of positive total returns in the 20 since Capital Research and Management Company (CRMC) became the fund's investment adviser in 1975. This compares favorably with the 24.6% increase in the Lipper Balanced Funds Index during the same period. The fund's total return assumes that, like most investors, you reinvested the quarterly dividends totaling 56 cents a share and the capital gain distribution of 47 cents a share paid in December.

As measured by the unmanaged Standard & Poor's 500 Composite Index, the U.S. stock market gained 37.5% for the year with dividends reinvested. In the bond market, prices rose sharply as interest rates declined. The Lehman Brothers Aggregate Bond Index, an unmanaged measure of corporate and government bonds, rose 18.5% on a reinvested basis.

STOCK AND BOND HOLDINGS:
A BRIEF RETROSPECTIVE

At year's end, American Balanced Fund held approximately 57% of its total assets in carefully selected, high-quality common stocks. Broad strength in this portion of the portfolio contributed to the fund's fine showing.

Certain groups of stocks did especially well - most notably, health care and financial companies, which together account for approximately 20% of the fund's assets. Our bank holdings, which we increased during the year, benefited from the continuing decline of interest rates as well as cost savings associated with mergers and consolidations. In the health care area, we reduced our exposure slightly. However, we retain significant holdings in pharmaceutical and health care companies, which continued to generate solid earnings growth. These stocks also benefited greatly when the threat of federal health care reform receded.

As always, some sections of the portfolio proved a disappointment. This was the case with manufacturers of many basic commodities. Paper stocks, in particular, were very weak as investors reacted to concern over weakening orders and rising inventories. We began the year with limited exposure to the group (1.2% of net assets), but built it up substantially in late 1995 to a 4.1% position. We believe the stocks already reflect the effects of a difficult economic environment and represent very good value.

The fund's position in corporate and government bonds, which accounted for 27% of net assets at year-end, provided attractive income and capital appreciation as interest rates fell throughout the year. With the Federal Reserve again lowering interest rates in early 1996, bonds may continue to do well. The cash portion of the fund - 15% of the fund's assets at year-end - should enable us to take advantage of buying opportunities as they arise. Meanwhile, with a relatively flat yield curve during 1995, it also provided an income return not greatly different from that of our longer maturity bonds.

A LONGER PERSPECTIVE

The table below shows how American Balanced Fund has fared since CRMC became its investment adviser 20 years ago.


HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                                      Average
                               Cumulative             Annual
For the period                 Total                  Compound
7/26/75 - 12/31/95             Return                 Return
AMERICAN BALANCED FUND         +1,133.0%              +13.1%
Standard & Poor's 500
Composite Index                +1,468.0%              +14.4%
Lehman Brothers Aggregate
Bond Index+622.4%+10.2%
Consumer Price Index           +183.2%                +5.2%


Figures are based on the assumption that all distributions were reinvested.

There are several achievements which we feel are worth noting about these longer term results.

- The fund's overall gain of 1,133% means that the fund produced an average compound return of 13.1% a year.

- Although American Balanced Fund's equity position has varied from 50% to 75% of the portfolio, it has generated an average annual compound return that is 90% of the S&P 500's with just two-thirds of the volatility. It has also outpaced the major bond indexes.

- American Balanced Fund has helped shareholders successfully cope with the rising cost of living. The fund's gain of 1,133% for the period was several times greater than the 183% increase in the rate of inflation, as measured by the Consumer Price Index.

LOOKING AHEAD

We approach 1996 with some caution. On the one hand, it seems reasonable to think that interest rates will continue their decline and that inflation will remain low. On the other hand, the current valuation of common stocks is extraordinarily high by historic standards. The dividend yield on the S&P 500 is about 2.2%, the lowest level ever recorded, at least since reliable stock market records began to be kept in 1926. Such a level of valuation leaves little room for disappointment. Just as, by definition, one cannot predict a surprise, we make no claim to knowing when or whether a problem may develop. However, given this background, we feel it appropriate to remain near the lower end of the fund's 50% to 75% range in common stocks.

Our prospectus states that "the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor." We are confident that careful selection of a balanced portfolio of stocks and bonds will continue to serve the prudent investor, as it has throughout the fund's long history.

On the following pages, American Balanced Fund's four portfolio counselors discuss how they have employed a balanced approach to investing over the 20 years since CRMC became the fund's investment adviser. We hope you find their observations interesting.

Cordially,

Walter P. Stern
Chairman of the Board

Robert G. O'Donnell
President

February 15, 1996

Following the course of an investment in American Balanced Fund

This chart shows how a $10,000 investment in the fund grew between July 26, 1975 - when Capital Research and Management Company became American Balanced Fund's investment adviser - and December 31, 1995.

As you can see, that $10,000 would have grown to $116,179 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the two major unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since December 31, 1985. At that time, according to the table, the value of the investment illustrated here was $36,527. Since then it has increased to $116,179, more than three times the original amount.


Average Annual Compound Returns*
(for periods ended December 31, 1995)

Ten Years:     +11.60%
Five Years:    +12.80%
One Year:      +19.84%

*Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

$156,799
S&P 500 with dividends reinvested

$116,179 /1/ /2/
AMERICAN BALANCED FUND with dividends reinvested

$72,244 /3/
Lehman Brothers Aggregate Bond Index

$10,000 /1/
original investment


HOW A $10,000 INVESTMENT HAS GROWN

Year Ended Dec. 31            1975#        1976        1977       1978        1979         1980       1981       1982
TOTAL VALUE
Dividends Reinvested          $305         594         656        709         801          1,050      1,303      1,474
Value at Year-End/1/          $9,948       12,533      12,620     13,404      14,427       16,498     17,224     22,280
AMBAL Total Return            (0.5)%       26.0        0.7        6.2         7.6          14.4       4.4        29.4

Year Ended Dec. 31            1983         1984        1985       1986        1987         1988       1989       1990
TOTAL VALUE
Dividends Reinvested          1,724        1,852       1,912      2,202       2,710        2,780      3,284      3,457
Value at Year-End/1/          25,869       28,291      36,527     42,690      44,406       50,123     60,915     59,959
AMBAL Total Return            16.1         9.4         29.1       16.9        4.0          12.9       21.5       (1.6)

Year Ended Dec. 31            1991         1992        1993       1994        1995
TOTAL VALUE
Dividends Reinvested          3,684        3,816       4,072      4,131       4,335
Value at Year-End/1/          74,765       81,853      91,080     91,386      116,179
AMBAL Total Return            24.7         9.5         11.3       0.3         27.1


Average annual compound return for 20 1/2 years 12.8% /1/

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $46,851 and reinvested capital gain distributions of $28,095.

/3/Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

/#/For the period July 26, 1975 (when Capital Research and Management Company became investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.


[Photo caption]
MEET THE FUND'S PORTFOLIO COUNSELORS:
left to right
[End photo caption]

TALKING ABOUT TWO DECADES WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY

GEORGE A. MILLER

George's association with American Balanced Fund began in 1965. He is a Director of the fund and also serves as a Senior Vice President and Director of Capital Research and Management Company, the fund's investment adviser. He served as the fund's President from 1986 to 1993.

ERIC S. RICHTER

Eric has been a Vice President of American Balanced Fund since May 1995 and a portfolio counselor in the fund since 1994. He is also a Vice President of CRMC's Investment Management Group.

ABNER D. GOLDSTINE

Abner is a Senior Vice President of American Balanced Fund and has served as one of the fund's portfolio counselors since 1975. He is also a Senior Vice President and Director of CRMC.

ROBERT G. O'DONNELL

Bob is the President of American Balanced Fund and has served as one of the fund's portfolio counselors since 1986. He is also a Senior Vice President and Director of CRMC.


AN AMERICAN BALANCED FUND ROUNDTABLE DISCUSSION

The 63-year-old American Balanced Fund, one of the nation's first mutual funds, has provided shareholders with positive total returns for 19 of the past 20 years - a period reflecting the full tenure of Capital Research and Management Company (CRMC) as the fund's investment adviser.

In light of this solid long-term record, we asked the fund's four portfolio counselors - Abner Goldstine, Bob O'Donnell, Eric Richter and George Miller - to offer their views on taking a balanced approach to investing. They also discuss what managing the fund might be like without George, who will retire later this year after 30 years with the fund (including a stint with the fund's previous adviser). Their wide-ranging conversation starts below.

Looking back at 1995, how would you describe the investment environment?

GEORGE MILLER: Utopia!

ABNER GOLDSTINE: I was going to say  "awesome."

BOB O'DONNELL: I guess I would say that in 1995 you had about the most ideal environment one could imagine for a fund that invests in stocks and bonds. Interest rates fell sharply. Long-term Treasury bonds returned almost as much as the overall stock market. Corporate earnings, particularly in the early part of the year, were in very good shape. But look at the annualized returns for the stock and bond markets for the past 15 years. Standard & Poor's 500 Composite Index has compounded at almost 15% a year. The Lehman Brothers Aggregate Bond Index has compounded at nearly 12% a year. We talk about the investment environment in 1995 as utopian, but maybe one could really say the past 15 years have also been a pretty ideal period for stock and bond investors.

[Sidebar]
FUND LAUNCHED AS COMMONWEALTH INVESTMENT COMPANY
1932     1945
Net Assets reach $2.5 million
[End sidebar]

MILLER: Well, the stock and bond markets have benefited substantially since 1981 from an eight-percentage-point decline in long-term interest rates. Yields on 30-year Treasury bonds have dropped from 14% to 6%. One of the few things I feel safe in predicting is that long-term rates cannot decrease by another eight percentage points over the next 15 years. So based on fairly recent history, people's views of what sort of returns to expect may be distorted, especially for relatively conservative funds like American Balanced.

ERIC RICHTER: One certainly has to question how long this can continue, even if the aging of the baby boomers suggests that our nation's savings rate will continue to rise.

O'DONNELL: We cautioned shareholders three years ago in a similar roundtable discussion that they couldn't count on making an average of 14% a year in this fund as they had for the previous 10 years. Last year alone they earned a 27% total return, and over the past 15 years their investment has appreciated at a compound rate of roughly 14% a year. However, I would offer that same caution today. I don't think it's a reasonable expectation to believe this fund will continue to compound forever - or even much longer - at an average annual rate in the low teens.

[Caption] Balanced investing is a concept your fund helped pioneer..." from a roundtable discussion featured in the fund's 1977 annual report[End Caption]

George, when Capital Research and Management Company became the new investment adviser for American Balanced Fund 20 years ago, you had already been managing the portfolio for 10 years. From your perspective, how have things gone since CRMC came aboard?

MILLER: By that point 20 years ago, we had been through the terrible bear markets of 1969-70 and 1973-74. There hasn't been a true bear market since. So I would say the ensuing 20 years have been successful beyond my wildest dreams. If you were in this business and able to make it to 1975, you felt fortunate just to be alive.

O'DONNELL: I agree, and I had only been in the business for three years at that point. I'd also say a few other things that George is too modest to mention. For more than 30 years George has been the heart and soul of this fund. I think he has done a terrific job in making sure this fund is positioned with the people and the research it needs to do well as we move into the future.

[Sidebar]
Net assets reach $25 million
1950 1970 1975
Fund renamed American Express Investment Fund
Fund renamed American Balanced Fund
Capital Research and Management Company becomes fund's investment adviser[End Sidebar]

What can shareholders expect now that you are retiring, George?

MILLER: I began my succession program in 1991, so I think the transition should be smooth. I'm not one of those people who spend their lives making themselves indispensable. I think you should spend your life getting on with getting on. A team of very capable people will take this fund into next year and the next century. Even though my picture won't appear in these reports anymore, I don't believe I will be missed.

GOLDSTINE: Continuity of management is one of the benefits of our organization's unique multiple portfolio counselor system, which typically has a group of three or more of us each managing a portion of the fund independently. But George will be missed by those of us who have had the opportunity to work with him. It's really hard to overstate his contribution to American Balanced Fund in terms of his investment record, the culture he brought with him to CRMC, and his diligence in trying to do what's best for the fund.

Let's talk about the balanced approach to investing. It has never meant that you simply switch your portfolio mix from one type of asset to another as market conditions change, right?

MILLER: That's more like an asset allocation fund. If you look at mutual funds that carry that description, they tend to be all or nothing, black or white deals. You allocate most of your assets to the most attractive asset class and move elsewhere when it seems appropriate. Those funds tend to be pretty volatile whereas a balanced fund, as the name implies, is a balance between asset classes. The theory is, you never invest in only one asset class. That's because you rarely have enough confidence to invest 100% of the portfolio in either stocks or bonds, and even if you do, you shouldn't expose the shareholders' money to that risk. In American Balanced Fund, the asset mix shifts within ... I don't want to say narrow parameters, but not really wide ones. Our equity holdings range from 50% to 75% of net assets. We don't try to hit a home run every time we step up to the plate. Instead, we have a steady game plan: We make it to first base, steal second, sneak over to third and then try to score - again and again.

O'DONNELL: I think that point ties in very well to what we have talked about in past shareholder reports - that the fund is managed as though it were the complete investment program of a prudent investor. It follows, therefore, that if you were responsible for investing the money for just one prudent investor, you probably wouldn't be swinging wildly between stocks and bonds. To maximize total return and minimize volatility, you would more likely invest between 50% and 75% of the assets in stocks and the balance in bonds and, occasionally, cash.

[Sidebar]
"Over the years, American Balanced Fund has successfully steered past the extremes that are part of investing."
from the letter to shareholders in the 1982 annual report
[End sidebar]

[Sidebar]
Net assets reached $250 million
1982 1989 1990 1992
Best total return under CRMC (+29.4%)
Net assets reach $1 billion
Worst total return under CRMC (-1.6%)[End sidebar]

[Sidebar]
"Preserving your capital is every bit as important as making it grow." from the letter to shareholders in the 1992 annual report
[End sidebar]

RICHTER: I'd like to point out that prudence isn't just for older investors. Some financial planners promote the use of formulas like "100 minus your age equals the percentage of assets you should have in equities," meaning that your equity percentage should be high when you're young and low when you're old. While this approach might make sense for many investors, the reality is that even people of the same age may have very different risk tolerances. Someone who is 30 years old and doesn't want to run the risk of losing half of his or her money in a tough market may well be reasonable to be more cautious. We approach the management of this fund as though we have shareholders who recognize that stocks over time have tended to produce a higher return than other asset classes - but that stocks are also the most volatile asset class. So the blending of stocks and bonds together, combined with sound research from our equity and fixed-income associates, can help us deliver solid long-term investment results.

Have you changed the way you've managed the fund at all in 20 years? Perhaps to accommodate a new financial product or investment trend?

MILLER: I don't believe so. For example, one area where the fund doesn't invest is the high-yield debt market, the so-called "junk" bonds. That is not good or bad. It's just different strokes for different folks. We have also decided not to participate in derivatives.

GOLDSTINE: We will continue to manage this fund as we have for 20 years, by using the same techniques and essentially the same instruments we've used before. I can find as much value in plain vanilla fixed-income securities as I can in more "exotic" instruments - and probably with a good deal less risk.

O'DONNELL: Some things do change over 20 years. But if the essence of this fund has been to construct a portfolio of stocks and bonds that a prudent investor would want to own, I think any changes in the way we have gone about building it are probably not substantive. I also think it's safe to say that our investment approach will not vary too much over the next 20 years.

Thank you all for participating in this discussion today.

[Sidebar]
1994 1995
Shareholder accounts reach 100,000
Net assets reach $3 billion
[End sidebar]


AMERICAN BALANCED FUND
INVESTMENT PORTFOLIO  DECEMBER 31, 1995

----------------------------------------------                   -----------       -----------         --------

                                                                 Percent

                                                                 Of

TEN LARGEST EQUITY HOLDINGS                                      Net Assets



Phillips Petroleum                                               2.02%

Wal-Mart Stores                                                  1.95

Minnesota Mining and Manufacturing                               1.74

Philip Morris                                                    1.63

DuPont                                                           1.44

Allstate                                                         1.42

Warner-Lambert                                                   1.27

Merck                                                            1.19

Ford Motor                                                       1.14

CSX                                                              1.14





INVESTMENT MIX BY SECURITY TYPE

----------------------------------------------

Common Stocks                                                    57%

Goverment Bonds                                                  16

Corporate Bonds                                                  11

Convertible Debentures                                           1

Cash                                                             15



                                                                                    Market             Percent

                                                                  Number            Value               of Net

COMMON STOCKS                                                    of Shares          (000)               Assets

----------------------------------------------                   -----------       -----------         -------

ENERGY

Energy Sources- 6.40%

Amoco Corp.                                                      280,000           $20,125             .66%

Atlantic Richfield Co.                                           100,000           11,075              .36

Chevron Corp.                                                    600,000           31,500              1.03

Exxon Corp.                                                      270,000           21,634              .71

Kerr-McGee Corp.                                                 210,000           13,335              .44

Phillips Petroleum Co.                                           1,800,000         61,425              2.02

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                    140,000           19,758              .65

Unocal Corp.                                                     560,000           16,310              .53

Utilities: Electric & Gas - 3.15%

Consolidated Edison Co. of New York, Inc.                        500,000           16,000              .53

Duke Power Co.                                                   500,000           23,687              .78

Entergy Corp.                                                    600,000           17,550              .58

Long Island Lighting Co.                                         150,000           2,456               .08

Pacific Gas and Electric Co.                                     700,000           19,863              .65

PP&L Resources, Inc.                                             650,000           16,250              .53

                                                                                   -------             -------

                                                                                   290,968             9.55

                                                                                   -------             -------

MATERIALS

Building Materials & Components - 0.37%

Masco Corp.                                                      360,000           11,295              .37

Chemicals - 2.53%

Dow Chemical Co.                                                 300,000           21,113              .69

E.I. du Pont de Nemours and Co.                                  630,000           44,021              1.44

Great Lakes Chemical Corp.                                       170,000           12,240              .40

Forest Products & Paper - 4.08%

Bowater Inc.                                                     460,000           16,330              .54

Federal Paper Board Co., Inc.                                    400,000           20,750              .68

Georgia-Pacific Corp.                                            230,000           15,784              .52

International Paper Co.                                          500,000           18,937              .62

Louisiana-Pacific Corp.                                          1,075,000         26,069              .86

Union Camp Corp.                                                 550,000           26,194              .86

Metals: Nonferrous - 0.69%

Aluminum Co. of America                                          400,000           21,150              .69

                                                                                   -------             -------

                                                                                   233,883             7.67

                                                                                   -------             -------

CAPITAL EQUIPMENT

Aerospace & Military Technology - 0.64%

Boeing Co.                                                       250,000           19,593              .64

Data Processing & Reproduction - 0.78%

International Business Machines Corp.                            110,000           10,093              .33

Xerox Corp.                                                      100,000           13,700              .45

Electrical & Electronic - 0.71%

General Electric Co.                                             300,000           21,600              .71

Industrial Components - 0.54%

Goodyear Tire & Rubber Co.                                       360,000           16,335              .54

Machinery & Engineering- 0.54%

Caterpillar Inc.                                                 280,000           16,450              .54

                                                                                   -------             -------

                                                                                   97,771              3.21

                                                                                   -------             -------

CONSUMER GOODS

Automobiles - 1.14%

Ford Motor Co., Class A                                          1,200,000         34,800              1.14

Beverages & Tobacco - 2.48%

Anheuser-Busch Companies, Inc.                                   170,000           11,369              .37

Philip Morris Companies Inc.                                     550,000           49,775              1.63

UST Inc.                                                         440,000           14,685              .48

Health & Personal Care - 6.02%

Abbott Laboratories                                              135,000           5,636               .19

American Home Products Corp.                                     300,000           29,100              .96

Bristol-Myers Squibb Co.                                         200,000           17,175              .56

Eli Lilly and Co.                                                500,000           28,125              .92

Merck & Co., Inc.                                                550,000           36,163              1.19

Pfizer Inc                                                       100,000           6,300               .21

Schering-Plough Corp.                                            400,000           21,900              .72

Warner-Lambert Co.                                               400,000           38,850              1.27

                                                                                   -------             -------

                                                                                   293,878             9.64

                                                                                   -------             -------

SERVICES

Broadcasting & Publishing - 1.53%

Dow Jones & Co., Inc.                                            400,000           15,950              .52

Gannett Co., Inc.                                                350,000           21,481              .70

Time Warner Inc.,preferred equity redemption

 cumulative stock                                                135,000           4,219               .14

U S WEST Media Group/1/                                          280,000           5,320               .17

Business & Public Services - 3.09%

Columbia/HCA Healthcare Corp.                                    250,000           12,688              .42

Dun & Bradstreet Corp.                                           530,000           34,317              1.13

Pitney Bowes Inc.                                                350,000           16,450              .54

U.S. Healthcare, Inc.                                            370,000           17,205              .56

WMX Technologies, Inc.                                           450,000           13,444              .44

Leisure & Tourism - 0.12%

Marriott International, Inc.                                     100,000           3,825               .12

Merchandising - 1.95%

Wal-Mart Stores, Inc.                                            2,650,000         59,294              1.95

Telecommunications - 2.29%

AT&T Corp.                                                       300,000           19,425              .64

MCI Communications Corp.                                         540,000           14,107              .46

Pacific Telesis Group                                            360,000           12,105              .40

Sprint Corp.                                                     350,000           13,956              .46

U S WEST Communications Group

 (Formerly U S WEST Inc.)                                        280,000           10,010              .33

Transportation: Rail & Road - 1.94%

CSX Corp.                                                        760,000           34,675              1.14

Union Pacific Corp.                                              370,000           24,420              .80

                                                                                   -------             -------

                                                                                   332,891             10.92

                                                                                   -------             -------

FINANCE

Banking - 7.21%

Banc One Corp.                                                   450,000           16,987              .56

BankAmerica Corp.                                                400,000           25,900              .85

Boatmen's Bancshares, Inc.                                       400,000           16,350              .54

First Fidelity Bancorporation                                    150,000           11,306              .37

First Hawaiian Bank                                              769,000           23,070              .76

First Union Corp.                                                250,000           13,906              .46

First Virginia Banks, Inc.                                       320,300           13,373              .44

Fleet Financial Group, Inc.                                      750,000           30,563              1.00

Integra Financial Corp.                                          350,000           22,050              .72

J.P. Morgan & Co. Inc.                                           120,000           9,630               .32

NationsBank Corp.                                                300,000           20,887              .68

PNC Bank Corp.                                                   175,000           5,644               .18

U.S. Bancorp                                                     300,000           10,088              .33

Financial Services - 1.22%

Beneficial Corp.                                                 90,000            4,196               .14

Federal Home Loan Mortgage Corp.                                 200,000           16,700              .55

Federal National Mortgage Assn.                                  130,000           16,136              .53

Insurance - 5.15%

Allstate Corp.                                                   1,050,000         43,181              1.42

American General Corp.                                           350,000           12,206              .40

CIGNA Corp.                                                      188,200           19,432              .64

Lincoln National Corp.                                           230,000           12,363              .40

SAFECO Corp.                                                     1,000,000         34,500              1.13

St. Paul Companies, Inc.                                         260,000           14,463              .47

USLIFE Corp.                                                     700,000           20,912              .69

                                                                                   -------             -------

                                                                                   413,843             13.58

                                                                                   -------             -------

MULTI-INDUSTRY AND MISCELLANEOUS

Multi-Industry - 2.07%

Minnesota Mining and Manufacturing Co.                           800,000           53,000              1.74

Tenneco Inc.                                                     200,000           9,925               .33

Miscellaneous - 0.19%

Other common stocks in initial period of acquisition                               5,660               .19

                                                                                   -------             -------

                                                                                   68,585              2.26

                                                                                   -------             -------

TOTAL COMMON STOCKS                                                                1,731,819           56.83

                                                                                   -------             -------

----------------------------------------------                   ---------         -------             -------

                                                                 Principal

                                                                 Amount

CONVERTIBLE DEBENTURES                                           (000)

----------------------------------------------                   ---------         -------             -------

Broadcasting & Publishing - 0.21%

Time Warner Inc. 0% 2012                                         $6,500            2,283               .07

Time Warner Inc. 0% 2013                                         10,000            4,125               .14

Industrials - 0.27%

Hanson America Inc. 2.39% 2001/2/                                10,000            8,325               .27

Trasportation: Airlines  - 0.10%

Airborne Freight Corp. 6.75% 2001                                3,000             3,015               .10

Miscellaneous - 0.23%

Other convertible debentures in initial period

 of acquisition                                                                    7,075               .23

                                                                                   -------             -------

TOTAL CONVERTIBLE DEBENTURES                                                       24,823              .81

                                                                                   -------             -------

TOTAL COMMON STOCKS AND CONVERTIBLE DEBENTURES                                     1,756,642           57.64

                                                                                   -------             -------

----------------------------------------------                   ---------         -------             -------

BONDS & NOTES

----------------------------------------------                   ---------         -------             -------

INDUSTRIALS - 4.90%

Dayton Hudson Corp. 10.00% 2010                                  5,000             6,244               .20

Dayton Hudson Corp. 9.50% 2015                                   1,000             1,232               .04

Deere & Co. 8.95% 2019                                           3,400             4,182               .14

Federal Paper Board Co., Inc. 10.00% 2011                        10,000            13,337              .44

General Motors Corp. 8.80% 2021                                  12,500            15,407              .51

Inco Ltd. 9.875% 2019                                            3,000             3,365               .11

Inco Ltd. 9.60% 2022                                             5,000             5,783               .19

May Department Stores Co. 9.875% 2021                            6,500             7,818               .26

Mobil Corp. 8.00% 2032                                           5,000             5,529               .18

News America Holdings Inc. 10.125% 2012                          5,000             6,051               .20

News America Holdings Inc. 8.45% 2034                            2,500             2,884               .09

Occidental Petroleum Corp. 8.50% 2004                            2,500             2,686               .09

Occidental Petroleum Corp. 9.25% 2019                            5,000             6,291               .21

Pohang Iron & Steel Co., Ltd. 7.375% 2005                        5,000             5,312               .17

Polaroid Corp. 8.00% 1999                                        10,000            10,564              .35

Samsung Electric Co., Ltd. 8.50% 2002/2/                         5,000             5,563               .18

Swire Pacific Ltd. 8.50% 2004/2/                                 7,500             8,238               .27

TCI Communications Inc. 8.75% 2015                               4,000             4,435               .15

Tele-Communications, Inc. 9.25% 2023                             7,500             8,187               .27

Tenneco Credit Inc. 9.625% 2001                                  2,000             2,329               .08

Tenneco Credit Inc. 10.00% 2001                                  1,500             1,764               .06

Time Warner Inc. 10.15% 2012                                     5,000             6,197               .20

TKR Cable I, Inc. 10.50% 2007                                    4,000             4,650               .15

USX Corp., Series A, 9.375%  2012                                7,700             8,895               .29

USX Corp., Series A, 9.125%  2013                                2,000             2,299               .07

                                                                                   -------             -------

                                                                                   149,242             4.90

                                                                                   -------             -------

ELECTRIC UTILITIES - 0.15%

Big Rivers Electric Corp. 10.70% 2017                            4,000             4,507               .15

                                                                                   -------             -------

GAS UTILITIES - 0.24%

The Columbia Gas System, Inc.7.32% 2010                          5,000             5,144               .17

The Columbia Gas System Inc.7.42% 2015                           2,000             2,025               .07

                                                                                   -------             -------

                                                                                   7,169               .24

                                                                                   -------             -------

TELEPHONE - 0.21%

AT&T Corp. 8.625% 2031                                           5,600             6,516               .21

                                                                                   -------             -------

TRANSPORTATION - 0.90%

American Airlines, 1991-A1, pass-through

 certificates, 9.71% 2007/3/                                     1,849             2,147               .07

AMR Corp. 9.20% 2012                                             2,000             2,265               .07

Delta Air Lines, Inc. 9.875% 2000                                1,500             1,696               .05

Delta Air Lines, Inc. 10.375% 2011                               3,000             3,753               .12

Delta Air Lines, Inc., 1992-A2, pass-through

 certificates, 9.20% 2014/3/                                     1,500             1,704               .06

Delta Air Lines, Inc., 1993-A2, pass-through

 certificates, 10.50% 2016/3/                                    5,000             6,303               .21

Federal Express Corp., A310-A1, pass-through

 certificates, 7.53% 2006/3/                                     1,888             1,988               .07

United Air Lines, Inc. 9.00% 2003                                1,500             1,668               .05

United Air Lines, Inc. 10.67% 2004                               5,000             6,031               .20

                                                                                   ------              -------

                                                                                   27,555              .90

                                                                                   ------              -------

FINANCIAL - 2.97%

H.F. Ahmanson & Co. 9.875% 1999                                  3,000             3,399               .11

American Re Corp. 10.875% 2004                                   5,000             5,578               .18

Bank of Nova Scotia 6.00%/4/                                     4,000             3,120               .10

Bankers Trust New York Corp. 8.25% 2005                          2,000             2,246               .07

Beneficial Corp. 12.875% 2013                                    1,500             1,814               .06

Canadian Imperial Bank of Commerce 6.125%/4/                     1,600             1,256               .04

Capital One Bank 8.33% 1997                                      5,000             5,132               .17

CIGNA Corp. 6.375% 2006                                          5,000             4,927               .16

Continental Bank, NA 12.50% 2001                                 2,000             2,569               .08

Den Danske Bank 7.25% 2005                                       5,000             5,278               .17

Den Norske AS 6.125%/4/                                          3,000             2,385               .08

First Interstate Bancorp 8.625% 1999                             4,300             4,661               .15

General Motors Acceptance Corp. 7.875% 1997                      10,000            10,257              .34

General Motors Acceptance Corp. 8.625% 1999                      5,000             5,418               .18

General Motors Acceptance Corp. 9.375% 2000                      5,000             5,605               .19

General Motors Acceptance Corp. 9.625% 2000                      4,000             4,548               .15

General Motors Acceptance Corp. 9.625% 2001                      7,000             8,235               .27

General Motors Acceptance Corp. 8.75% 2005                       4,000             4,646               .15

General Motors Acceptance Corp. 8.875% 2010                      1,000             1,217               .04

Golden West Financial Corp. 10.25% 2000                          1,400             1,641               .05

Midland Bank 5.8125%/4/                                          4,000             3,208               .11

Security Pacific Corp. 11.00% 2001                               3,000             3,659               .12

                                                                                   ------              -------

                                                                                   90,799              2.97

                                                                                   ------              -------

REAL ESTATE - 0.59%

ERP Operating Limited Partnership 7.95% 2002                     1,500             1,603               .05

Irvine Co. 7.46% 2006/2/                                         2,500             2,497               .08

Security Capital Industrial Trust 7.875% 2009                    5,000             5,313               .18

Shopping Center Associates 6.75% 2004/2/                         5,000             5,006               .16

Wharf Capital International Ltd. 8.875% 2004                     3,500             3,759               .12

                                                                                   ------              -------

                                                                                   18,178              .59

                                                                                   ------              -------



OTHER - 0.06%

Trustees of Columbia University in the City of

 New York, Series B, 8.62% 2001                                  1,500             1,685               .06

                                                                                   ------              -------

COLLATERALIZED MORTGAGE/ASSET-BACKED

OBLIGATIONS/3/ -  1.38%

Case Equipment Loan Trust, 1995-A, 7.30% 2002                    7,754             7,909               .26

Green Tree Financial Corp. 6.80% 2027                            10,000            10,225              .33

Grupo Financiero Banamex Accival, SA de CV

 0% 2002/2/                                                      6,467             4,801               .16

Jet Equipment Trust, Series 1995-A, Class B,

 8.64% 2015/2/                                                   4,977             5,519               .18

Jet Equipment Trust, Series 1995-B, Class B,

 7.83% 2015/2/                                                   8,000             8,410               .28

Merrill Lynch Mortgage Investors, Inc. 1995-A

 7.4283% 2021                                                    4,968             5,115               .17

                                                                                   ------              -------

                                                                                   41,979              1.38

                                                                                   ------              -------

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT) AND

 GOVERNMENTAL AUTHORITIES - 0.45%

British Columbia Hydro & Power Authority

 12.50% 2014                                                     2,000             2,442               .08

Israel (State of) 6.375% 2005                                    9,000             9,090               .30

Ontario (Province of) 11.50% 2013                                2,000             2,317               .07

                                                                                   ------              -------

                                                                                   13,849              .45

                                                                                   ------              -------

FEDERAL AGENCY OBLIGATIONS/3/ -  0.53%

Federal Home Loan Mortgage Corp.

 8.50% 2008                                                      322               336                 .01

Federal Home Loan Mortgage Corp.

 8.50% 2020                                                      10,240            10,691              .35

Government National Mortgage Assn. 11.00% 2015                   135               153                 .01

Government National Mortgage Assn. 9.50% 2018                    145               156                 .01

Government National Mortgage Assn. 10.50% 2019                   100               112                 .00

Government National Mortgage Assn. 8.50% 2025                    4,422             4,644               .15

                                                                                   ------              -------

                                                                                   16,092              .53

                                                                                   ------              -------

FEDERAL AGENCY OBLIGATIONS -  OTHER - 2.37%

Federal Home Loan Mortgage Corp. 6.945% 2005                     6,500             6,617               .22

Federal National Mortgage Assn. 8.16% 2000                       20,000            20,625              .68

Federal National Mortgage Assn. 8.71% 2005                       22,000            23,269              .76

FNSM Callable Principal STRIPS 0%/8.20% 2022/5/                  10,000            8,181               .27

FNSM Callable Principal STRIPS 0%/8.25% 2022/5/                  1,500             1,255               .04

Student Loan Marketing Assn. 7.67% 2000                          11,850            12,146              .40

                                                                                   ------              -------

                                                                                   72,093              2.37

                                                                                   ------              -------

U.S. TREASURY OBLIGATIONS - 12.99%

9.25% due 1/15/96                                                15,000            15,021              .49

7.50% due 1/31/96                                                15,000            15,026              .49

8.875% due 2/15/96                                               20,000            20,085              .66

9.375% due 4/15/96                                               15,000            15,171              .50

4.25% due 5/15/96                                                10,000            9,964               .33

7.25% due 8/31/96                                                20,000            20,244              .66

7.25% due 11/15/96                                               15,000            15,248              .50

4.75% February 1997                                              50,000            49,703              1.63

6.75% February 1997                                              4,000             4,068               .13

8.50% July 1997                                                  4,000             4,193               .14

8.75% October 1997                                               5,000             5,299               .17

7.375% November 1997                                             25,000            25,945              .85

8.875% November 1997                                             10,000            10,644              .35

5.625% January 1998                                              25,000            25,207              .83

8.25% July 1998                                                  25,000            26,758              .88

8.875% May 2000                                                  8,000             9,080               .30

8.75% August 2000                                                7,500             8,518               .28

13.125% May 2001                                                 2,000             2,719               .09

14.25% February 2002                                             2,000             2,906               .10

10.75% February 2003                                             12,800            16,702              .55

11.125% August 2003                                              1,000             1,342               .04

10.75% August 2005                                               8,500             11,678              .39

8.75% November 2008                                              10,000            11,928              .39

10.375% November 2009                                            6,750             8,906               .29

10.375% November 2012                                            32,000            44,240              1.45

10.625% August 2015                                              10,000            15,317              .50

                                                                                   ------              -------

                                                                                   395,912             12.99

                                                                                   ------              -------

TOTAL BONDS & NOTES                                                                845,576             27.74

                                                                                   ------              -------

----------------------------------------------                   ---------         ------              -------

SHORT-TERM SECURITIES

----------------------------------------------                   ---------         ------              -------

CORPORATE SHORT-TERM NOTES - 15.25%

A. I. Credit Corp. 5.70% due 1/4/96                              20,000            19,987              .65

American Express Credit Corp. 5.68% due 2/1/96                   21,000            20,894              .69

American Telephone & Telegraph Co. 5.57%-5.75%

 due 2/2-2/22/96                                                 24,900            24,733              .81

Associates Corp. of North America 5.99% due 1/2/96               11,020            11,016              .36

BellSouth Telecommunications Inc. 5.67%-5.70%

 due 1/10/-2/21/96                                               25,000            24,931              .82

Chevron Oil Finance Co. 5.70% due 2/9/96                         11,500            11,427              .37

CIT Group Holdings, Inc. 5.68% due 2/2/96                        25,000            24,872              .82

Emerson Electric Co. 5.66% due 1/25/96                           4,500             4,482               .15

Ford Motor Credit Co. 5.70%-5.72% due 1/5-2/7/96                 36,600            36,550              1.20

General Electric Capital Corp. 5.68%-5.70%

 due 1/17-1/25/96                                                47,700            47,537              1.56

Kimberly-Clark Corp. 5.75% due 1/26/96                           15,000            14,938              .49

Eli Lilly and Co. 5.70%-5.71% due 1/5-1/12/96                    24,700            24,659              .81

Motorola Inc. 5.72% due 1/30/96                                  21,100            20,999              .69

Pactel Capital Resources 5.90% due 1/2/96                        7,600             7,598               .25

PepsiCo, Inc. 5.58% due 2/8/96                                   30,000            29,819              .98

Pitney Bowes Credit Corp. 5.64%-5.72% due 1/30-2/1/96            32,900            32,745              1.07

Procter & Gamble Co. 5.63%-5.66% due 1/29-2/12/96                29,000            28,837              .95

Safeco Credit Co., Inc. 5.68% due 1/12/96                        10,000            9,981               .33

United Parcel Service of America Inc.

 5.50% due 2/23/96                                               9,200             9,123               .30

Vermont American Corp. 5.70% due 1/19/96                         15,000            14,955              .49

Xerox Corp. 5.68%-5.70% due 1/9-1/26/96                          44,700            44,583              1.46

                                                                                   ------              -------

                                                                                   464,666             15.25

                                                                                   ------              -------

FEDERAL AGENCY DISCOUNT NOTES - 2.28%

Federal Home Loan Bank 5.61% due 1/18/96                         19,000            18,947              .62

Federal National Mortgage Assn. 5.54%-5.67%

 due 1/5-2/14/96                                                 50,700            50,505              1.66

                                                                                   ------              -------

                                                                                   69,452              2.28

                                                                                   ------              -------

TOTAL SHORT-TERM SECURITIES                                                        534,118             17.53

                                                                                   ------              -------

TOTAL INVESTMENT SECURITIES

 (cost: $2,720,196,000)                                                            3,136,336           102.91

Excess of payables over cash and receivables                                       88,823              2.91

                                                                                   ------              -------

NET ASSETS                                                                         $3,047,513          100.00%

                                                                                   ======              =======


/1/ Non-income-producing security

/2/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/4/ Coupon rates may change periodically.

/5/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

See Notes to Financial Statements


EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE JUNE 30, 1995

Anhauser-Busch
Boatmens's Bancshares
Bowater
Caterpillar
Duke Power
Federal Home Loan Mortage
Federal Paper Board
First Virginia Banks
Integra Financial
International Paper
NationsBank
PP&L Resources
U.S. Healthcare
UST


EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1995
----------------------------------------------

American Brands
Ameritech
Burlington Northern
Carolina Power
Comerica
First Chicago
Houston Industries
Huntington Bancshares
Melville
Monsato
Northrop Grumman
Telefonos de Mexico
Texas Utilities
Textron
Wachovia


American Balanced Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES                                               (dollars in

at December 31, 1995                                                              thousands)

----------------------------------------------            ---------               ----------

ASSETS:

Investment securities at market

 (cost: $2,720,196)                                                               $3,136,336

Cash                                                                              64

Receivables for -

 Sales of investments                                     $ 6,982

 Sales of fund's shares                                   9,227

 Dividends and accrued interest                           20,349                  36,558

                                                          ---------               ----------

                                                                                  3,172,958

LIABILITIES:

Payables for -

 Purchases of investments                                 120,233

 Repurchases of fund's shares                             3,688

 Management services                                      799

 Accrued expenses                                         725                     125,445

                                                          ---------               ----------

NET ASSETS AT DECEMBER 31, 1995 -

 Equivalent to $14.15 per share on

 215,418,149 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--300,000,000 shares)                                               $3,047,513

                                                                                  ==========



STATEMENT OF OPERATIONS

for the year ended December 31, 1995                                              (dollars in

                                                                                  thousands)

----------------------------------------------            ---------               ----------

INVESTMENT INCOME:

Income:

 Dividends                                                $ 48,037

 Interest                                                 79,534                  $127,571

                                                          ---------

Expenses:

 Management services fee                                  8,091

 Distribution expenses                                    6,031

 Transfer agent fee                                       1,928

 Reports to shareholders                                  161

 Registration statement and prospectus                    234

 Postage, stationery and supplies                         322

 Directors' fees                                          75

 Auditing and legal fees                                  48

 Custodian fee                                            84

 Taxes other than federal income tax                      2

 Other expenses                                           40                      17,016

                                                          ---------               ----------

 Net investment income                                                            110,555

                                                                                  ----------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                 113,063

Net increase in unrealized appreciation on

 investments:

 Beginning of year                                        38,612

 End of year                                              416,140                 377,528

                                                          ---------               ----------

 Net realized gain and increase in unrealized

  appreciation on investments                                                     490,591

                                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                  $  601,146

                                                                                  ==========



See Notes to Financial Statements



----------------------------------------------            ---------               ----------

STATEMENT OF CHANGES IN NET ASSETS                                                (dollars in

                                                                                  thousands)

                                                          Year ended              December 31

                                                          ---------               ----------

                                                          1995                    1994

----------------------------------------------            ---------               ----------

OPERATIONS:

Net investment income                                     $110,555                $88,658

Net realized gain on investments                          113,063                 4,768

Net increase (decrease) in unrealized appreciation

 on investments                                           377,528                 (86,455)

                                                          ---------               ----------

 Net increase in net assets

  resulting from operations                               601,146                 6,971

                                                          ---------               ----------



DIVIDENDS AND DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                      (105,991)               (86,005)

Distributions from net realized gain on

 investments                                              (97,006)                (7,886)

                                                          ---------               ----------

 Total dividends and distributions                        (202,997)               (93,891)

                                                          ---------               ----------



CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 64,847,892

 and 54,791,351 shares, respectively                      866,745                 669,530

Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 14,004,916 and 6,959,833 shares,

 respectively                                             189,603                 84,678

Cost of shares repurchased: 36,977,727

 and 24,180,499 shares, respectively                      (488,870)               (294,907)

                                                          ---------               ----------

 Net increase in net assets resulting from

  capital share transactions                              567,478                 459,301

                                                          ---------               ----------

TOTAL INCREASE IN NET ASSETS                              965,627                 372,381



NET ASSETS:

Beginning of year                                         2,081,886               1,709,505

                                                          ---------               ----------

End of year (including undistributed

 net investment income:  $10,254

 and $5,690, respectively)                                $3,047,513              $2,081,886

                                                          =========               ==========


American Balanced Fund
Financial Statements

Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Common stocks and convertible debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type.

     Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $84,000 includes $61,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $416,161,000, of which $431,952,000 related to appreciated securities and $15,791,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1995. The cost of portfolio securities for federal income tax purposes was $2,720,196,000 at December 31, 1995.

3. The fee of $8,091,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $6,031,000. As of December 31, 1995, accrued and unpaid distribution expenses were $380,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,928,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,918,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $90,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.
4.As of December 31, 1995, accumulated undistributed net realized gain on investments was $15,997,000 and additional paid-in capital was $2,389,704,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,257,401,000 and $814,947,000, respectively, during the year ended December 31, 1995.


PER-SHARE DATA AND RATIOS



                                                     Year          ended         December       31

                                                     -------       -------       -------        -------        -------

                                                     1995          1994          1993           1992           1991

                                                     -------       -------       -------        -------        -------



Net Asset Value, Beginning of Year                   $12.00        $12.57        $12.28         $12.05         $10.32

                                                     -------       -------       -------        -------        -------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                              .57           .57           .59            .61            .62

  Net realized and unrealized gain

   (loss) on investments                             2.61          (.53)         .76            .49            1.86

                                                     -------       -------       -------        -------        -------

   Total income from

    investment operations                            3.18          .04           1.35           1.10           2.48

                                                     -------       -------       -------        -------        -------

 LESS DISTRIBUTIONS:

  Dividends from net investment

   income                                            (.56)         (.56)         (.60)          (.60)          (.62)

  Distributions from net realized

   gains                                             (.47)         (.05)         (.46)          (.27)          (.13)

                                                     -------       -------       -------        -------        -------

   Total Distributions                               (1.03)        (.61)         (1.06)         (.87)          (.75)

                                                     -------       -------       -------        -------        -------

Net Asset Value, End of Year                         $14.15        $12.00        $12.57         $12.28         $12.05

                                                     =======       =======       =======        =======        =======



Total Return *                                       27.13%        .34%          11.27%         9.48%          24.69%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                                      $3,048        $2,082        $1,710         $1,067         $642

 Ratio of expenses to average

  net assets                                         .67%          .68%          .71%           .74%           .82%

 Ratio of net income to average

  net assets                                         4.38%         4.76%         4.74%          5.19%          5.56%

 Portfolio turnover rate                             39.03%        32.05%        27.81%         17.00%         24.65%


* This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc., including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for the each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 26, 1996


1995 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                     Dividends and Distributions per Share

                                                                    From Net              From Net
                                                                    Realized              Realized
To                                               From Net           Short-                Long-
Shareholders                                     Investment         Term                  Term
of Record                  Payment Date          Income             Gains                 Gains

February 10,               February 13,          $0.14              -                     -
1995                       1995
May 19, 1995               May 22, 1995          0.14               -                     -
August 11,                 August 14,            0.14               -                     -
1995                       1995
December 20,               December 21,          0.14               $0.20                 $0.27
1995                       1995


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 43% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.


BOARD OF DIRECTORS

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD, McLean, Virginia
Consultant; Rear Admiral, U.S. Navy (Retired)

RICHARD H.M. HOLMES, Hillsborough, California
Retired; former Vice President,
Capital Research and Management Company

LEONADE D. JONES, Washington, D.C.
Treasurer, The Washington Post Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

GEORGE A. MILLER, San Francisco, California
Senior Vice President and Director,
Capital Research and Management Company

THEODORE D. NIERENBERG, Armonk, New York
Private investor; former President,
Dansk International Designs, Ltd.

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President and Professor of Engineering,
Harvey Mudd College

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital Group International, Inc.

PATRICIA K. WOOLF, Princeton, New Jersey
Private investor; lecturer, Department of Molecular
Biology, Princeton University

DIRECTOR EMERITUS

ROBERT L. CODY, Carmel, California
Retired; former Vice Chairman of the Board,
Capital Research and Management Company


OTHER OFFICERS

ROBERT G. O'DONNELL, San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

STEVEN N. KEARSLEY, Brea, California
Vice President of the fund
Vice President and Treasurer,
Capital Research and Management Company

ERIC S. RICHTER, Washington, D.C.
Vice President of the fund
Vice President, Capital Research Company

PATRICK F. QUAN, San Francisco, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company


OFFICE OF THE FUND

Four Embarcadero Center, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER

Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS

American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS

The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS

Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

The American Funds Group(r)

A Portfolio for Every Investor

American Balanced Fund is a member of The American Funds Group - 28 funds with a wide range of investment objectives and assets totaling more than $125 billion. These funds serve more than eight million shareholders throughout the world, including hundreds of leading corporations and institutions.

GROWTH FUNDS

AMCAP FUND

Seeks long-term growth of capital by investing in growing, profitable companies.

EUROPACIFIC GROWTH FUND

Seeks long-term capital appreciation by investing in companies based outside the U.S.

THE GROWTH FUND OF AMERICA

Invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

THE NEW ECONOMY FUND

Seeks long-term growth of capital through investments in companies operating in services and information industries in the U.S. and around the world. (Can invest up to 40% of its assets outside the U.S.)

NEW PERSPECTIVE FUND

Seeks long-term growth of capital through investments all over the world, including the United States.

SMALLCAP WORLD FUND

Seeks long-term growth of capital by investing in the stocks of smaller companies in the U.S. and around the world.

GROWTH AND INCOME FUNDS

AMERICAN MUTUAL FUND

Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

CAPITAL WORLD GROWTH AND INCOME FUND

Seeks growth and income over the long term through a global portfolio emphasizing "blue chip" stocks.

FUNDAMENTAL INVESTORS

Seeks long-term growth of capital and income primarily through investments in common stocks.

THE INVESTMENT COMPANY OF AMERICA

Seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. Now in its 63rd year, ICA is one of the nation's oldest and largest mutual funds.

WASHINGTON MUTUAL INVESTORS FUND

Seeks current income and an opportunity for capital growth through high-quality common stocks considered eligible for the investment of trust funds in the District of Columbia.

EQUITY-INCOME FUNDS

CAPITAL INCOME BUILDER

Seeks to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally. Concentrates on U.S. equity securities, but may also invest in stocks and bonds all over the world.

THE INCOME FUND OF AMERICA

Seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

BALANCED FUND

AMERICAN BALANCED FUND

Seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. The fund is managed as if it constituted the complete investment program of a prudent investor.

INCOME FUNDS

AMERICAN HIGH-INCOME TRUST

Seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

THE BOND FUND OF AMERICA

Seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

CAPITAL WORLD BOND FUND

Seeks high long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the U.S.

INTERMEDIATE BOND FUND OF AMERICA

Seeks current income, consistent with preservation of capital, through a diversified portfolio of government and high-quality corporate debt obligations with effective maturities between three and 10 years.

U.S. GOVERNMENT SECURITIES FUND

Seeks high current income, consistent with prudent risk and preservation of capital, by investing primarily in securities for which the timely payment of principal and interest is guaranteed by the U.S. government.

TAX-EXEMPT INCOME FUNDS

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

Seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of municipal bonds, including higher yielding, lower rated, higher risk issues. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

Seeks current income exempt from federal income taxes, while preserving capital, through a quality-oriented municipal bond portfolio with an average effective maturity between three and 10 years.

THE TAX-EXEMPT BOND FUND OF AMERICA

Seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio consisting primarily of municipal bonds.

THE TAX-EXEMPT FUND OF CALIFORNIA

Seeks a high level of current income free from federal and California income taxes primarily through investments in California municipal bonds. Additionally, the fund seeks to preserve capital.

THE TAX-EXEMPT FUND OF MARYLAND

Seeks a high level of current income free from federal, Maryland state and local income taxes primarily through investments in Maryland municipal bonds. Additionally, the fund seeks to preserve capital.

THE TAX-EXEMPT FUND OF VIRGINIA

Seeks a high level of current income free from federal and Virginia income taxes primarily through investments in Virginia municipal bonds. Additionally, the fund seeks to preserve capital.

Money Market Funds

THE CASH MANAGEMENT TRUST OF AMERICA

Seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality money market instruments.

THE TAX-EXEMPT MONEY FUND OF AMERICA

Seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities maturing in one year or less.

THE U.S. TREASURY MONEY FUND OF AMERICA

Seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

Investments in the funds are neither insured nor guaranteed by the U.S. government or any other entity. There can be no assurance that the money market funds will maintain a constant net asset value of $1.00 per share.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Remember, as a shareholder of American Balanced Fund, whenever your objectives change you can transfer some or all of your holdings to another fund in The American Funds Group free of charge. Exchange privileges are subject to change or termination.

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA    MNC/GRS/2885
Lit. No. AMBAL-011-0296

Printed on recycled paper
[The American Funds Group(r)]